THE ADVISORS’ INNER CIRCLE FUND

Westwood Opportunistic High Yield Fund (the “Fund”)

Supplement dated July 19, 2018 to:

•	the Fund’s Ultra Shares Summary Prospectus and Institutional Shares Summary Prospectus, each dated March 1, 2018 (the “Summary Prospectuses”);

•	the Fund’s Ultra Shares Prospectus and Institutional Shares Prospectus, each dated March 1, 2018 (the “Prospectuses”); and

•	the Fund’s Statement of Additional Information, dated March 1, 2018 (the “SAI”).

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses, Prospectuses and SAI, and should be read in conjunction with the Summary Prospectuses, Prospectuses and SAI.

Mr. Trevor Kaufman, CFA, has replaced Mr. Ryan Carrington, CFA, as a portfolio manager of the Fund. Ms. Hannah Strasser, CFA, lead portfolio manager of the Fund since its inception, remains as the lead portfolio manager. Accordingly, the Summary Prospectuses, Prospectuses and SAI are hereby amended and supplemented as follows:

1.	In the “Portfolio Managers” sections of the Summary Prospectuses, and the corresponding sections of the Prospectuses, the disclosure relating to Mr. Carrington is hereby deleted and replaced with the following:

Mr. Trevor Kaufman, CFA, Portfolio Manager, Research Analyst, has managed the Fund since 2018.

2.	In the “Portfolio Managers” sections of the Prospectuses, the paragraph relating to Mr. Carrington is hereby deleted and replaced with the following:

Mr. Trevor Kaufman, CFA, Portfolio Manager and Research Analyst for the Sub-Adviser, has served as a portfolio manager for the Westwood Opportunistic High Yield Fund since 2018. He is also responsible for sector coverage, fundamental analysis and credit valuation for the Consumer Goods, Retail and Technology sectors at the Sub-Adviser. Prior to joining the Sub-Adviser in 2012, Mr. Kaufman was an associate at Deutsche Bank Securities–Debt Capital Markets, specializing in new issue and liability management transactions for financial services firms. Mr. Kaufman holds an MBA from The University of Chicago Booth School of Business and a B.A. from Cornell University, and has the CFA professional designation. Mr. Kaufman has more than 10 years of investment experience.

3.	In “The Portfolio Managers” section of the SAI, the row in the “Fund Shares Owned by the Portfolio Managers” table relating to Mr. Carrington is hereby deleted and replaced with the following:

Name	Dollar Range of Fund Shares
Trevor Kaufman, CFA*	None

*	Valuation date is June 30, 2018.

4.	In “The Portfolio Managers” section of the SAI, the row in the “Other Accounts” table relating to Mr. Carrington is hereby deleted and replaced with the following:

Name	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Trevor Kaufman, CFA*	1	$2.1	2	$631.2	10	$803.2

*	Valuation date is June 30, 2018.

5.	All other references to Mr. Carrington are hereby deleted and replaced with references to Mr. Kaufman.

Please retain this supplement for future reference.

WHG-SK-050-0100

2